TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler

INVESTMENT ADVISER                                 [LOGO - ALPINE]
Alpine Management and Research, LLC
122 East 42nd Street, 37th floor
New York, NY  10168                                U.S. REAL ESTATE

CUSTODIAN                                            EQUITY FUND
State Street Bank and Trust Company
801 Pennsylvania
Kansas City, MO  64105

TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH  43219

ACCOUNTANTS
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, OH  43215

LEGAL COUNSEL
Schulte Roth & Zabel LLP
900 Third Avenue
New York, NY  10022

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services L.P.
3435 Stelzer Road
Columbus, OH  43219


                                           -----------------------------------
Alpine U.S. Real Estate Equity Fund            ANNUAL REPORT
 122 East 42nd Street, 37th floor              September 30, 2001
    New York, NY  40168                        This material must be preceded
     (212) 687-5588                            or accompanied by a current
                                               prospectus.

(11/01)

                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 2

                       Schedule of Portfolio Investments
                                     PAGE 6

                      Statement of Assets and Liabilities
                                     PAGE 7

                            Statement of Operations
                                     PAGE 8

                      Statements of Changes in Net Assets
                                     PAGE 9

                         Notes to Financial Statements
                                    PAGE 10

                              Financial Highlights
                                    PAGE 16

                       Report of Independent Accountants
                                    PAGE 18

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Value of a $10,000 Investment

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE      LIPPER REAL ESTATE FUNDS
                                                     CLASS Y SHARES          SECURITIES TR INDEX (1)             AVERAGE
                                                 -----------------------     -----------------------    ------------------------
9/1/93                                                    10000                       10000                       10000
9/30/93                                                   10350                       10455                       10434
12/31/93                                                  10760                        9704                       10049
3/31/94                                                   10901                        9922                       10048
6/30/94                                                   10117                       10040                        9881
9/30/94                                                   10117                        9888                        9836
12/31/94                                                   9591                        9863                        9830
3/31/95                                                    9674                        9900                        9538
6/30/95                                                   10839                       10331                       10054
9/30/95                                                   11900                       10821                       10552
12/31/95                                                  12869                       11209                       10938
3/31/96                                                   13085                       11683                       11151
6/30/96                                                   13601                       12237                       11669
9/30/96                                                   13515                       12960                       12152
12/31/96                                                  15758                       15342                       14105
3/31/97                                                   16229                       15624                       14224
6/30/97                                                   18721                       16342                       14848
9/30/97                                                   24151                       18407                       16469
12/31/97                                                  24490                       18380                       16709
3/31/98                                                   25876                       18242                       16879
6/30/98                                                   24184                       17404                       16041
9/30/98                                                   18189                       15323                       14299
12/31/98                                                  19345                       15177                       14314
3/31/99                                                   17446                       14651                       13733
6/30/99                                                   19860                       16206                       15323
9/30/99                                                   16298                       14659                       14079
12/31/99                                                  15944                       14693                       14156
3/31/00                                                   16033                       15106                       14308
6/30/00                                                   17358                       16927                       15737
9/30/00                                                   19934                       18361                       16989
12/31/00                                                  19522                       19219                       17608
3/31/01                                                   20964                       19021                       17422
6/30/01                                                   23143                       21101                       19200
9/30/01                                                   19978                       20135                       18376

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Funds Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire Real Estate Securities Index and Lipper Real Estate Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Alpine U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                         COMPARATIVE TOTAL RETURNS AS OF 9/30/01
                                                                                SINCE
                                                         1 YEAR     5 YEAR     INCEPTION+
------------------------------------------------------------------------------------------
Alpine Class Y                                            0.22%     8.13%         8.94%
Alpine Class B*                                          -5.66%     6.75%         8.06%
------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index                     9.55%     9.21%         9.05%
Lipper Real Estate Funds Average                          7.39%     8.23%         7.45%

     * REPRESENTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%

+ The performance of Class B shares from the period prior to their inceptions on 3/7/95, represents performance for Class Y shares, which commenced operations on 9/3/93. Class B shares are subject to a distribution and service fees, which had they been included in the prior period.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

Dear Investor:

     We are pleased to present the U.S. Real Estate Equity Funds annual report for the fiscal year-ending September 30, 2001. This report will differ in scope from prior shareholder reports because we will be shifting the Fund's fiscal year-end to October in order to align reporting periods with Alpine's two other real estate mutual funds. This should allow for both a more comprehensive singular discussion of Alpine's real estate securities investing and reduce printing costs for shareholders.

     The equity markets were profoundly impacted by the terrible attack on our country on September 11th. The Fund was particularly hard hit by declines in homebuilder and hotel stocks, which we had previously believed to be undervalued in a non-recessionary environment. That view of the world now has changed. Between September 10th and the broad market bottom of September 21st, the Standard & Poor's ("S&P") 500 Index(1) lost 11.16%, the Wilshire Real Estate Securities Index(2) dropped 9.18%, the S&P SuperCap Homebuilding Index(3) fell 15.33% and the S&P Hotel/Motel Index(4) dropped 31.63%, while the Fund gave back 15.55%.

     Thus, for the 12 months ended September 30th the total return for the Fund, while still positive, was reduced to 0.22%. This compares with 9.55% for the Wilshire Real Estate Securities Index and -26.67% for the S&P 500 Index.

     In the upcoming combined annual report to shareholders covering all three Alpine real estate funds, we will provide you with a detailed discussion of the past year's performance and the prospects for real estate in 2002. For now, we wish to provide you with a commentary on how Alpine has adapted to the changes brought by the heinous acts of terrorism.

AFTER SEPTEMBER 11, 2001

     As we all come to grips with the aftermath of the September 11th attacks on our country, it is evident that the course of the next few months and perhaps years remains uncertain. Over time we will better understand its cost in terms of both its human toll as well as the policy and economic impact upon the world.

     Subsequent to September 11th, Alpine has formulated a range of best and worst case economic scenarios. Now, our base case economic forecast assumes a recession in the third and fourth quarters of this calendar year and a recovery by the second half of 2002. Unemployment may exceed six percent, while interest rates should continue to fall through the fourth quarter. Numerous variables affect the timing of next year's potential recovery, which makes the first half of next year hard to call. However, unprecedented levels of fiscal and monetary stimulus should provide positive momentum.

     Historically, broad equity market declines, such as we have seen this year, have been followed in subsequent years by a rebound in stock prices. The current environment, though, is much more complex and hence uncertain. Economic prospects

---------------

(1) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of a broad domestic economy through changes in the aggregate market value of 500 stocks representing all industries.

(2) The Wilshire Real Estate Securities Index is a market capitalization-weighted performance index of listed property and real estate securities.

(3) The Standard & Poor's SuperCap Homebuilding Index is a capitalization-weighted index that measures the performance of the home building sector of the Standard & Poor's SuperCap Index.

(4) The Standard & Poor's Hotel/Motel Index is a capitalization-weighted index of all stocks designed to measure the performance of the hotel/motel sector of the Standard & Poor's 500 Index.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

are typically influenced by a combination of financial liquidity, manifest consumer confidence, and investor sentiment. Today, the two latter stimulants are held captive by the hangover from a period of quasi-Gatsby excess, recent geo-political events, and uncertainty over our government's strategies and policies in shaping the future.

     Until events unfold, probability weighting is reduced to guessing, so our base case economic forecast sits squarely between optimistic and pessimistic outcomes for these strategies. Hopefully, a quick military success combined with meaningful domestic security measures would minimize the terrorist threat perceived by the public. This could result in a rapid rebound in consumer confidence and faith in the United States' global leadership, which in turn would create a surge in consumption and, we believe, continued economic growth. At the other extreme we believe that limited military success over the next few months and further demoralizing terrorist attacks in the United States would not only impact the public's confidence and sense of well being, but might create a siege mentality similar to the experience of Israel and Sri Lanka today or perhaps even London during the height of IRA bombings.

     The Federal Reserve has been cutting interest rates for over a year on the heels of the economic slump which followed the collapse of the telecom/media/technology equity bubble in March of last year. Since the impact of the rate cuts can take six to twelve months, the economy is not fully benefiting from prior action. We believe there will be more rate cuts to follow.

     Current events have stimulated the government to create fiscal measures in response to the terrorist attack. Hopefully, this new spending will stimulate consumer demand and offset rising unemployment. It is too early to tell what the multiplier effect will be or ascertain precisely when its impact will be felt, but in combination, this fiscal and monetary stimulus should surge through the economy during 2002.

ALPINE'S STRATEGY

     During the fourth quarter, we expect stock markets to be volatile, looking both "across the valley" of recession to recovery next year and "over the shoulder" at 2000's poor earnings reports. We will try to balance these extremes. Alpine's portfolio strategy now incorporates both late cycle defensive investments as well as prospective early cycle beneficiaries of a rebound. By its nature, income producing real estate tends to be a superior late cycle performer due to steady cash flow from long-term leases. Our focus on the late cycle plays includes companies which have primarily long-term leases to creditworthy companies. While we do not expect a major real estate decline, we prefer companies with solid underlying balance sheets which can take advantage of opportunities if they arise over the medium term. Development companies and hotels can be early cycle beneficiaries. Here our focus is on companies whose shares have been sold down significantly over the past year due to greater economic sensitivity. We are particularly interested in those companies which own unique or highly desirable assets, are dominant players in their sector, and possess manageable capital structures with strength for the medium term. Given the market's uncertainty, we believe there are a number of investment opportunities which have the potential for double-digit annualized returns during a two to three year period as the economy reverts to its long term trend.

     Given the nature of Alpine's three distinct real estate portfolios, this basic investment strategy will be adjusted to accommodate each Fund's appropriate risk and return characteristics. For example, the U.S. Real Estate Equity Fund will be most aggressive in identifying early cycle opportunities, while the Realty Income and Growth

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                           GEOGRAPHICAL DISTRIBUTION*

South East                                                                        12%
Mountain States                                                                    7%
Pacific Southwest                                                                 25%
New England                                                                       11%
Central Plains                                                                     3%
South                                                                             14%
Midwest                                                                            7%
Mid Atlantic                                                                      18%
Pacific Northwest                                                                  2%
Canada                                                                             1%

                              SECTOR DISTRIBUTION*

Lodging                                                                           17%
Home Builder                                                                      34%
Office                                                                            21%
Retail                                                                            16%
Other Diversified                                                                 10%
Operating                                                                          1%
Apartments                                                                         1%

TOP 10 HOLDINGS*

       1.  Chelsea GCA Realty, Inc.                  5.92%       6.  MeriStar Hospitality Corp.                5.13%
       2.  Standard Pacific Corp.                    5.51%       7.  KB HOME                                   4.44%
       3.  Alexander's, Inc.                         5.38%       8.  Ryland Group, Inc.                        4.37%
       4.  Pulte Homes, Inc.                         5.20%       9.  Toll Brothers, Inc.                       3.90%
       5.  La Quinta Properties, Inc.                5.13%       9.  Hilton Hotels Corp.                       3.79%

Fund with its greater emphasis on current income is focused on more defensive late cycle stocks. The International Real Estate Equity Fund should fall in between due to varying property cycles abroad. This will be clear when Alpine combines all three funds in our October year-end report.

     As always we appreciate your support and interest. We look forward to communicating with you further in next month's combined fiscal year-end annual report. Together we share in our national sorrow, and collectively we shall continue with greater common will and purpose despite the uncertainty which confronts us.

Sincerely,

/s/ Samuel A. Lieber
Samuel A. Lieber
CEO/Portfolio Manager

Alpine Management & Research, LLC

---------------
* Portfolio holdings are subject to change.
--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               SEPTEMBER 30, 2001

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (42.0%)
Diversified -- (3.6%)
 83,200   First Union Real Estate Equity &
            Mortgage Investments...........  $   211,328
 14,500   Vornado Realty Trust.............      575,650
                                             -----------
                                                 786,978
                                             -----------
Lodging -- (11.9%)
 30,000   Host Marriott Corp. .............      211,500
253,400   La Quinta Properties, Inc. (b)...    1,114,960
105,600   MeriStar Hospitality Corp. ......    1,114,080
 15,000   RFS Hotel Investors, Inc. .......      155,250
                                             -----------
                                               2,595,790
                                             -----------
Mortgage/Finance -- (3.7%)
 80,200   Impac Mortgage Holdings, Inc. ...      596,688
  8,500   iStar Financial, Inc. ...........      209,950
                                             -----------
                                                 806,638
                                             -----------
Office -- Industrial Buildings -- (8.1%)
  9,000   Alexandria Real Estate Equities,
            Inc. ..........................      355,050
 10,300   Boston Properties, Inc. .........      392,739
 13,500   Keystone Property Trust..........      171,450
 30,500   Mission West Properties, Inc. ...      366,000
 19,700   Reckson Associates Realty
            Corp. .........................      475,755
                                             -----------
                                               1,760,994
                                             -----------
Retail Centers -- (14.7%)
 19,200   Alexander's, Inc. (b)............    1,169,280
 28,300   Chelsea Property Group, Inc. ....    1,286,235
238,212   Price Legacy Corp. (b)...........      733,693
                                             -----------
                                               3,189,208
                                             -----------
          Total Real Estate Investment
            Trusts.........................    9,139,608
                                             -----------
COMMON STOCKS -- (53.3%)
Ancillary Property Services -- (1.1%)
 23,490   Cypress Communications, Inc. ....       41,812
 47,000   Kennedy-Wilson, Inc. (b).........      188,000
                                             -----------
                                                 229,812
                                             -----------
Homebuilders -- (33.6%)
 45,000   Cavalier Homes, Inc. ............       90,000
 18,300   Crossmann Communities, Inc.
            (b)............................      480,741

                      SECURITY                 MARKET
SHARES               DESCRIPTION                VALUE
-------   ---------------------------------  -----------
COMMON STOCKS, CONTINUED:
Homebuilders, continued:
 48,600   Hovnanian Enterprises,
            Inc. - Class A (b).............  $   560,358
 34,000   KB HOME..........................      965,940
 22,300   MDC Holdings, Inc. ..............      618,156
 10,800   Meritage Corp. ..................      399,600
  3,800   Palm Harbor Homes, Inc. .........       71,060
 36,900   Pulte Homes, Inc. ...............    1,130,985
 19,900   Ryland Group, Inc. ..............      949,031
 61,400   Standard Pacific Corp. ..........    1,197,914
 28,600   Toll Brothers, Inc. (b)..........      848,562
                                             -----------
                                               7,312,347
                                             -----------
Lodging -- (10.0%)
105,000   Hilton Hotels Corp. .............      824,250
 33,000   John Q. Hammons Hotels, Inc.
            (b)............................      141,900
496,700   MeriStar Hotels & Resorts, Inc.
            (b)............................      496,700
 31,800   Starwood Hotels & Resorts
            Worldwide, Inc.................      699,600
                                             -----------
                                               2,162,450
                                             -----------
Real Estate Operating Companies -- (8.6%)
225,400   Crescent Operating, Inc. (b).....       58,604
 24,500   Security Capital Group, Inc.
            (b)............................      458,395
 36,100   TrizecHahn Corp. ................      650,161
 36,900   Wellsford Real Properties, Inc.
            (b)............................      708,480
                                             -----------
                                               1,875,640
                                             -----------
          Total Common Stocks..............   11,580,249
                                             -----------
 37,300   Miscellaneous
            Securities -- (3.3%)...........      717,510
                                             -----------
          Total Investments
            (Cost $23,203,271) (a)... 98.6%   21,437,367
          Other assets in excess of
            liabilities..............  1.4%      294,348
                                              ----------
          Total Net Assets...........  100%  $21,731,715
                                             ===========

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $153,678. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

         Unrealized appreciation...................    $ 2,997,061
         Unrealized depreciation...................     (4,916,643)
                                                       -----------
         Net unrealized depreciation...............    $(1,919,582)
                                                       ===========

(b) Represents non-income producing securities.
                       See notes to financial statements.
--------------------------------------------------------------------------------

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2001

ASSETS:
  Investments, at value (cost $23,203,271)..................  $21,437,367
  Dividends receivable......................................      119,053
  Receivable for capital shares issued......................       12,900
  Receivable for investment securities sold.................    2,137,449
  Receivable from investment advisor........................        5,709
  Prepaid expenses..........................................       17,242
                                                              -----------
     Total assets...........................................   23,729,720
                                                              -----------
LIABILITIES:
  Payable to custodian for line of credit...................    1,143,745
  Payable for investment securities purchased...............      648,096
  Payable for capital shares redeemed.......................      130,694
  Accrued expenses and other liabilities:
     Investment advisory fees...............................       18,787
     Administration fees....................................        6,250
     Distribution fees......................................        1,787
     Other..................................................       48,646
                                                              -----------
     Total liabilities......................................    1,998,005
                                                              -----------
NET ASSETS..................................................  $21,731,715
                                                              ===========
NET ASSETS REPRESENTED BY
  Capital stock, at par value...............................  $       161
  Additional paid-in-capital................................   27,879,175
  Accumulated net realized loss from investments, short
     sales, and foreign exchange transactions...............   (4,381,717)
  Unrealized depreciation from investments and foreign
     exchange transactions..................................   (1,765,904)
                                                              -----------
     TOTAL NET ASSETS.......................................  $21,731,715
                                                              ===========
NET ASSET VALUE
  Class B Shares*
     Net assets of $2,089,060 / 163,226 shares
      outstanding...........................................  $     12.80
                                                              ===========
  Class Y Shares
     Net assets of $19,642,655 / 1,447,192..................  $     13.57
                                                              ===========

---------------

* Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                            STATEMENT OF OPERATIONS
                         YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME:
  Dividend income (net of foreign withholding taxes of
     $2,759)................................................             $   401,087
                                                                         -----------
     Total income:..........................................                 401,087
                                                                         -----------
EXPENSES:
  Investment advisory fees..................................  $231,977
  Administration fees.......................................    95,191
  Distribution fees -- Class B..............................    17,548
  Shareholder Servicing fee -- Class A*.....................     2,166
  Shareholder Servicing fee -- Class B......................     5,849
  Fund accounting fees......................................     2,778
  Audit fees................................................    34,620
  Custodian fees............................................    23,747
  Registration and filing fees..............................    29,954
  Transfer agent fees.......................................    18,654
  Trustee fees..............................................     6,829
  Other fees................................................    55,639
                                                              --------
Total expenses before reimbursements........................                 524,952
                                                                         -----------
  Expenses reimbursed by investment advisor.................                 (41,836)
                                                                         -----------
       Net expenses.........................................                 483,116
                                                                         -----------
Net investment loss.........................................                 (82,029)
                                                                         -----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gains from investments, short sales, and foreign
     exchange transactions............................................     2,518,824
  Change in unrealized appreciation/depreciation from investments and
     foreign exchange transactions....................................    (2,586,981)
                                                                         -----------
Net realized/unrealized loss from investments, short sales, and
  foreign exchange transactions.......................................       (68,157)
                                                                         -----------
Change in net assets resulting from operations........................   $  (150,186)
                                                                         ===========

---------------

* Class A shares were merged into Class Y shares effective March 31, 2001.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED           YEAR ENDED
                                                              SEPTEMBER 30, 2001   SEPTEMBER 30, 2000
                                                              ------------------   ------------------
OPERATIONS:
  Net investment loss.......................................     $    (82,029)        $   (130,085)
  Net realized gains (losses) from investments, short sales,
     and foreign exchange transactions......................        2,518,824           (2,512,267)
  Change in unrealized appreciation/depreciation from
     investments and foreign exchange transactions..........       (2,586,981)           6,434,422
                                                                 ------------         ------------
  Change in net assets from operations......................         (150,186)           3,792,070
                                                                 ------------         ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................        5,042,844            4,752,839
  Proceeds from shares issued in connection with exchange
     from Class A...........................................        4,789,939                   --
  Proceeds from shares issued in connection with exchange
     from Class C...........................................               --            1,446,851
  Cost of shares redeemed...................................       (5,344,739)         (10,359,089)
  Cost of shares redeemed in connection with exchange to
     Class A................................................               --           (1,446,851)
  Cost of shares redeemed in connection with exchange to
     Class Y................................................       (4,789,939)                  --
                                                                 ------------         ------------
  Change in net assets from shares of beneficial interest
     transactions...........................................         (301,895)          (5,606,250)
                                                                 ------------         ------------
       Total change in net assets...........................         (452,081)          (1,814,180)
                                                                 ------------         ------------
NET ASSETS:
  Beginning of period.......................................       22,183,796           23,997,976
                                                                 ------------         ------------
  End of period.............................................     $ 21,731,715         $ 22,183,796
                                                                 ============         ============

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2001

1.   ORGANIZATION:

     Alpine U.S. Real Estate Equity Fund, the ("Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a separate series of the Alpine Equity Trust (the "Trust"), a Massachusetts business trust organized in 1988.

     The Fund offers Class Y shares. Class B shares are not currently offered except in connection with the reinvestment of dividend and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y (formerly Class A) shares after seven years from date of purchase. Class A shares were terminated effective March 31, 2001.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

     A. VALUATION OF SECURITIES:

     The Fund values securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Fund may invest in repurchase agreements. The custodian holds securities pledged as collateral for repurchase agreements on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes,

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2001

     which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Fund is authorized to engage in short selling. Short sales are transactions in which the fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the fund must borrow the security to deliver to the buyer upon short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is also at risk of incurring dividend expense if the security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Fund maintains the collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligation on short positions. As of September 30, 2001, there were no outstanding positions of securities sold short.

     E. FINANCING AGREEMENT:

     The Trust entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provides a $5,000,000 Committed Line to be used by the Fund and other series of the Trust. Borrowings of the Fund under this agreement will incur interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the Committed Line, which will be allocated based upon average net assets among the Fund and the two other series of the Trust. As of September 30, 2001, the Fund had outstanding borrowing totaling $1,143,745 and the Trust had an unused Committed Line balance of $3,856,255. The Fund incurred interest expense under the terms of the Committed Line totaling $19,680 for the fiscal year ended September 30, 2001.

     F. FEDERAL TAXES:

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Fund will file for claims on foreign taxes withheld.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2001

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

     As of September 30, 2001, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                                                                                     ACCUMULATED
                                                                                  NET REALIZED LOSS
                                                                                  FROM INVESTMENTS,
                                                               ACCUMULATED        SHORT SALES, AND
                                                              NET INVESTMENT      FOREIGN EXCHANGE
                                                                  INCOME            TRANSACTIONS
                                                              --------------    ---------------------
    U.S. Real Estate Equity Fund............................     $80,369                 $18

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated among the classes based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Fund may invest up to 15% of the value of its total assets in foreign securities. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

           i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2001

     the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3.   CAPITAL SHARE TRANSACTIONS:

     The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Fund were as follows:

                                                     YEAR ENDED                YEAR ENDED
                                                 SEPTEMBER 30, 2001        SEPTEMBER 30, 2000
                                               ----------------------   ------------------------
                                                SHARES      AMOUNT        SHARES       AMOUNT
                                               --------   -----------   ----------   -----------

     CLASS A
       Shares sold...........................       152   $     2,149       13,230   $   142,061
       Shares issued in connection with
          exchange from Class C..............        --            --       44,214     1,446,851
       Shares redeemed in connection with
          exchange to Class Y................  (121,459)   (4,789,939)          --            --
       Shares redeemed.......................   (25,053)     (319,283)    (112,462)   (1,193,633)
                                               --------   -----------   ----------   -----------
       Net change............................  (146,360)   (5,107,073)     (55,018)      395,279
                                               --------   -----------   ----------   -----------
     CLASS B
       Shares sold...........................     1,381        19,225        1,644        17,296
       Shares redeemed.......................   (19,880)     (272,603)    (110,443)   (1,135,513)
                                               --------   -----------   ----------   -----------
       Net change............................   (18,499)     (253,378)    (108,799)   (1,118,217)
                                               --------   -----------   ----------   -----------
     CLASS C
       Shares sold...........................        --            --        2,578        26,373
       Shares redeemed.......................        --            --      (79,033)     (812,439)
       Shares redeemed in connection with
          exchange to Class A................        --            --      (45,549)   (1,446,851)
                                               --------   -----------   ----------   -----------
       Net change............................        --            --     (122,004)   (2,232,917)
                                               --------   -----------   ----------   -----------
     CLASS Y
       Shares sold...........................   334,399     5,021,470      423,606     4,567,109
       Shares issued in connection with
          exchange from Class A..............   119,497     4,789,939           --            --
       Shares issued in reinvestment of
          dividends..........................        --            --           --            --
       Shares redeemed.......................  (328,014)   (4,752,853)    (674,669)   (7,217,504)
                                               --------   -----------   ----------   -----------
       Net change............................   125,882     5,058,556     (251,063)   (2,650,395)
                                               --------   -----------   ----------   -----------
       Total net change......................   (38,977)  $  (301,895)    (536,884)  $(5,606,250)
                                               ========   ===========   ==========   ===========

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2001

4.   SECURITIES TRANSACTIONS:

     Cost of purchases and proceeds from sales of investment securities, excluding securities sold short and short-term investments, were $34,646,877 and $34,556,095, respectively, for the fiscal year ended September 30, 2001.

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group, Inc. serves as distributor of the Fund's shares. The Fund has adopted Distribution Plans for its Class A and Class B shares as allowed by Rule 12b-1 under the 1940 Act. Distribution Plans permit the Fund to bear costs relating to the distribution of its shares. Under the Plans the Fund makes payments to compensate BISYS LP for its services as distributor. Payments received by the distributor are used to compensate dealers who have sold Class A and Class B shares and who provide services to Class A and Class B shareholders. Pursuant to the Distribution Plans, BISYS LP is entitled to shareholder servicing fees equal to 0.25% of the average daily net assets of Class A and Class B shares. Class B shares also pay distribution fees equal to 0.75% of the average daily net assets. Distribution Plan fees are calculated daily and paid monthly.

     For the fiscal year ended September 30, 2001, BISYS LP received $50 from commissions earned on sales of shares, $45 of which was reallowed to affiliated broker/dealers of the Fund.

     Each of the Distribution Plans may be terminated at any time by vote of the Trustees of the Trust who are not "interested persons" as defined by the 1940 Act of the Fund, or by vote of a majority of the outstanding voting shares of the respective class. The Class A Distribution Plan was terminated effective March 31, 2001 in connection with the termination of Class A shares.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research LLC ("Alpine") provides investment advisory services to the Fund. Pursuant to the investment advisor's agreement with the Fund, Alpine is entitled to an annual fee based on the Fund's average daily net assets, in accordance with the following schedule:

First $750 million.............................  1.00%
Next $250 million..............................  0.90%
Over $1 billion................................  0.80%

     BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund's administrator, fund accountant, transfer agent and dividend disbursing agent. In return for services as administrator, fund accountant, transfer agent, and dividend disbursing agent, BISYS earns a combined annual fee amounting to 0.23% of the Fund's average daily net assets subject to a minimum fee of $250,000 annually from the Trust. The shortfall in fees between those calculated based on Fund's average daily net assets and the annual minimum amount is being reimbursed to the Fund voluntarily by Alpine.

     Officers of the Fund and affiliated Trustees receive no compensation from the Fund.

                                   Continued

ALPINE U.S. REAL ESTATE EQUITY FUND

                               SEPTEMBER 30, 2001

7.   CONCENTRATION OF CREDIT RISK:

     The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts ("REITs"). As a result, the Fund may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     As of September 30, 2001 the Fund has net capital loss carryforwards of $180,229, $3,460,270, and $587,540 which will be available through the years 2007, 2008, and 2009 respectively, to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              YEAR ENDED SEPTEMBER 30,
                                                ----------------------------------------------------
                                                 2001      2000     1999 (a)    1998 (a)    1997 (a)
                                                ------    ------    --------    --------    --------
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF YEAR............  $12.89    $10.65     $12.12      $19.14     $  12.41
                                                ------    ------     ------      ------     --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)................   (0.18)    (0.20)     (0.12)      (0.05)        0.02(b)
  Net realized/unrealized gain (loss) from
     investments, short sales, and foreign
     exchange transactions....................    0.09      2.44      (1.23)      (4.18)        8.49
                                                ------    ------     ------      ------     --------
     Total from investment operations.........   (0.09)     2.24      (1.35)      (4.23)        8.51
                                                ------    ------     ------      ------     --------
LESS DISTRIBUTIONS:
  Net investment income.......................      --        --         --       (0.11)       (0.20)(b)
  Net realized gains from investments, short
     sales, and foreign exchange
     transactions.............................      --        --      (0.11)      (2.68)       (1.58)
  Tax return of capital.......................      --        --      (0.01)         --           --
                                                ------    ------     ------      ------     --------
  Total distributions.........................      --        --      (0.12)      (2.79)       (1.78)
                                                ------    ------     ------      ------     --------
NET ASSET VALUE, END OF YEAR..................  $12.80    $12.89     $10.65      $12.12     $  19.14
                                                ======    ======     ======      ======     ========
TOTAL RETURN (EXCLUDES REDEMPTION CHARGES)....   (0.70)%   20.92%    (11.28)%    (25.43)%      76.87%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)...........  $2,089    $2,343     $3,094      $6,352     $  3,446
  Ratio of expenses to average net assets.....    2.97%     3.66%      3.61%       2.70%        2.52%
  Ratio of net investment income (loss) to
     average net assets.......................   (1.23)%   (1.51)%    (0.96)%     (0.42)%       0.12%
  Ratio of expenses to average net assets
     (c)......................................     N/A       N/A        N/A         N/A         2.51%
  Ratio of expenses to average net assets
     (d)......................................    3.16%     3.87%      3.61%       2.72%        3.24%
  Ratio of interest expense to average net
     assets...................................     N/A      0.30%       N/A         N/A          N/A
  Portfolio turnover (e)......................     151%      143%        77%        138%         205%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE U.S. REAL ESTATE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED SEPTEMBER 30,
                                           ------------------------------------------------------
                                            2001       2000      1999 (a)    1998 (a)    1997 (a)
                                           -------    -------    --------    --------    --------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF YEAR.......  $ 13.54    $ 11.07    $ 12.47     $ 19.49     $ 12.56
                                           -------    -------    -------     -------     -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)...........    (0.04)     (0.06)     (0.02)       0.13        0.16(b)
  Net realized/unrealized gain (loss)
     from investments, short sales, and
     foreign exchange transactions.......     0.07       2.53      (1.26)      (4.32)       8.63
                                           -------    -------    -------     -------     -------
     Total from investment operations....     0.03       2.47      (1.28)      (4.19)       8.79
                                           -------    -------    -------     -------     -------
LESS DISTRIBUTIONS:
  Net investment income..................       --         --         --       (0.15)      (0.28)(b)
  Net realized gains from investments,
     short sales, and foreign exchange
     transactions........................       --         --      (0.11)      (2.68)      (1.58)
  Tax return of capital..................       --         --      (0.01)         --          --
                                           -------    -------    -------     -------     -------
  Total distributions....................       --         --      (0.12)      (2.83)      (1.86)
                                           -------    -------    -------     -------     -------
NET ASSET VALUE, END OF YEAR.............  $ 13.57    $ 13.54    $ 11.07     $ 12.47     $ 19.49
                                           =======    =======    =======     =======     =======
TOTAL RETURN.............................     0.22%     22.31%    (10.40)%    (24.69)%     78.79%
ANNUALIZED RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)......  $19,643    $17,891    $17,405     $25,832     $19,459
  Ratio of expenses to average net
     assets..............................     1.98%      2.57%      2.68%       1.70%       1.51%
  Ratio of net investment income (loss)
     to average net assets...............    (0.25)%    (0.47)%    (0.19)%      0.58%       1.10%
  Ratio of expenses to average net assets
     (c).................................      N/A        N/A        N/A         N/A        1.50%
  Ratio of expenses to average net assets
     (d).................................     2.16%      2.78%      2.68%       1.72%       2.26%
  Ratio of interest expense to average
     net assets..........................      N/A       0.30%       N/A         N/A         N/A
  Portfolio turnover.....................      151%       143%        77%        138%        205%

---------------

(a) Net investment income is based on average shares outstanding during the period.

(b) The per share amount of net investment income is not in accord with the distributions per share from net investment income due to the timing of sales of Fund shares after the Fund declared its annual income distribution on December 26, 1996. The distributions declared on such date were paid principally from net investment income earned during the previous fiscal year.

(c) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(d) During the period, certain fees were waived or reimbursed. If such fees waived or reimbursed had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Alpine U.S. Real Estate Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Alpine U.S. Real Estate Equity Fund (the "Fund") at September 30, 2001, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
November 19, 2001

--------------------------------------------------------------------------------
                                       -18-